CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the quarter ended March 31, 2008 (the “Report”) of GS Financial Corp. (the “Company”) as filed with the Securities and Exchange Commission, we, Stephen E. Wessel, President and Chief Executive Officer, and J. Andrew Bower, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Stephen E. Wessel                                                                                     /s/ J. Andrew Bower
__________________________________                             ____________________________________
Stephen E. Wessel                                                                           J. Andrew Bower
President and Chief Executive Officer                                           Chief Financial Officer
(Principal Executive Officer)                                                            (Principal Financial and Accounting Officer)

May 15, 2008